MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #11693 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL UTILITY FUND, INC.

[GRAPHIC PIE CHART OMITTED: SECTOR DIVERSIFICATION]

Sector Diversification
As a Percentage of
Equities as of
November 30, 1997

Telecommunications --    43.8%

Utilities -- Electric -- 38.0%

Utilities -- Gas --      14.7%

Utilities -- Water --     3.5%



[GRAPHIC PIE CHART OMITTED: GEOGRAPHICAL DIVERSIFICATION]

Geographical Diversification
As a Percentage of Equities as of
November 30, 1997

Europe --             36.4%

United States --      41.8%

Americas (Ex-US) --   14.9%

Asia/Pacific Basin --  6.9%



Merrill Lynch Global Utility Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

Volatility highlighted stock and bond markets worldwide during the quarter ended November 30, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar -- the value of which is pegged to the US dollar -- came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in the near term.

Fiscal Year in Review
The environment in the utility sector was mixed during the 12-month period ended November 30, 1997. The unmanaged benchmark Financial Times/Standard & Poor's (FT/S&P) -- Actuaries World Utility Index rose 23.7%, but underperformed the unmanaged S&P 500 Index, which appreciated 28.5%. World utilities, together with their respective local markets, presented widely divergent performances during the year. For example, Pacific Basin utilities, reacting to currency turmoil, were down 13.3%; North American utilities were up 30.7%; and European utilities rose 31.2%. Utilities, particularly in the United States and Europe, benefited from their defensive characteristics and their improving fundamental outlook in an environment of internationally declining long-term interest rates.

Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +19.65%, +18.77%, +18.66% and +19.35%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 -- 8 of this report to shareholders.) Throughout the fiscal year, the Fund's largest exposures were to the better-performing European and US markets. At fiscal year-end, 76.1% of the Fund's net assets were invested in these two regions. During the year, the Fund was underexposed to the worst-performing markets of the Pacific Basin, where only 6.7% of net assets were invested.

After the United States, the Fund was most heavily weighted in Italy, which was the world's best-performing utility market for the year on a local currency basis. However, within Europe, the Fund's performance was adversely affected by its underweighting in the United Kingdom, relative to the benchmark index, which after Italy, was the region's second-best performing market. During the year, the Fund's performance also was adversely affected by a significant underweighting to the overall US utility market relative to the benchmark (38% and 52%, respectively), and, within US utilities, to the better-performing US telecommunications sector. During a period when the US dollar strengthened in the face of increasing international turmoil, the Fund's overweight to Europe, which was the world's best-performing utility market in local currency terms, was significantly muted by currency effects. For example, the European utilities in the FT/S&P -- Actuaries World Utility Index were up 42.22% in local currency terms but only 31.76% in US dollar terms. Another, more direct measure of this currency effect is the Federal Reserve Board's trade-weighted dollar, which rose progressively from an annual rate of 8.4% in the first quarter to 12.3% by the third quarter of 1997.

The Fund's modest exposure to the Asia/Pacific region was a positive for overall Fund performance. We had a very small position in Hong Kong; eliminated our sole position in Malaysia; completely avoided investing in Japan during the year; and almost entirely eliminated our small position in Thailand. The net result was little direct impact on Fund performance from the Asian currency crisis.

However, Latin American emerging markets experienced a spillover effect resulting from the Asian currency crisis which adversely impacted Fund performance in the last quarter of the fiscal year. Still, the Fund's overweighted exposure to South American markets relative to the FT/S&P -- Actuaries World Utility Index added to the Fund's absolute and relative performance for the full fiscal year. In summary, stock selection and geographic weightings were positive influences on Fund performance during the year.

The Fund's top ten holdings as of November 30, 1997 had price-only appreciation of nearly 35% compared with the total return of the world utility benchmark of +23.69%. These ten stocks accounted for just over 31% of the Fund's net assets. (For a complete listing of the Fund's top ten holdings, see page 23 of this report to shareholders.) Overall, the Fund's net assets as of November 30, 1997 were spread across 74 companies in 22 countries. Normally, this level of diversification would result in a reduction of local market risk and regulatory and company specific risk and allow for greater participation in faster growing emerging utility markets while the Fund's higher dividend yields from the maturing companies in developed markets added to total return. However, this year turbulent Asian markets strengthened the US dollar against all major curren-cies and adversely impacted the Fund given its basic 60% unhedged foreign/ 40% domestic investment posture. Thus the positive influence of the Fund's favorable stock and regional weightings were severely undermined during its last fiscal quarter.

Portfolio Matters
For the quarter ended November 30, 1997, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C, and Class D Shares provided total returns of +9.64%, +9.46%, +9.47% and +9.59%, respectively, compared to the +12.54% total return of the FT/S&P -- Actuaries World Utility Index. The principal factor affecting the Fund's returns during the November quarter was the strong performance of the US utility market with a total return of +21.5% as compared to +4.15% for international utilities (excluding the United States). Investors flocked to the larger US utilities whose market capitalizations and liquid issues afforded insulation from chaotic international markets. Moreover, third-quarter earnings results, which were released during the stock market volatility, revealed that these companies were in fairly strong financial condition with little, if any, exposure to the Asian crisis or currency spillover effects.

During the November quarter, we made only a few changes to the holdings in the Fund. We eliminated TelecomAsia Corporation Public Co., Ltd., a very small holding in Thailand, from the Fund's portfolio. Continuing concerns over the health of the local economy was the primary reason for the sale of the stock. Moreover, early in the quarter we continued to reduce our exposure to the Chilean market. Concerns surrounding the Chilean economy and its reliance on Asia for buying its principal export, copper, increased the risk side of the equation. We also made reductions in Italy and Spain because the Fund's weightings in these two markets had become significant given the long-term price appreciation of some of the positions held.

In Conclusion
We thank you for your investment in Merrill Lynch Global Utility Fund, Inc., and we look forward to discussing our investment strategy with you in future shareholder reports.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/WALTER D. ROGERS
Walter D. Rogers
Vice President and Portfolio Manager



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






Performance
Summary --
Class A Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
12/28/90 -- 12/31/90       $10.00      $10.01         --               --              + 0.10%
1991                        10.01       10.93         --            $0.508             +14.74
1992                        10.93       11.40      $0.012            0.469             + 8.97
1993                        11.40       13.67       0.027            0.424             +24.13
1994                        13.67       11.83         --             0.480             -10.00
1995                        11.83       13.86       0.245            0.483             +23.74
1996                        13.86       14.80       0.446            0.525             +14.22
1/1/97 -- 11/30/97          14.80       16.97         --             0.376             +17.38
                                             Total $0.730     Total $3.265
                                             Cumulative total return as of 11/30/97:  +131.97%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Summary --
Class B Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
12/28/90 -- 12/31/90       $10.00      $10.01         --               --              + 0.10%
1991                        10.01       10.92         --            $0.435             +13.84
1992                        10.92       11.38      $0.012            0.391             + 8.12
1993                        11.38       13.63       0.027            0.337             +23.17
1994                        13.63       11.81         --             0.379             -10.62
1995                        11.81       13.83       0.245            0.380             +22.73
1996                        13.83       14.78       0.446            0.402             +13.34
1/1/97 -- 11/30/97          14.78       16.93         --             0.284             +16.59
                                             Total $0.730     Total $2.608
                                             Cumulative total return as of 11/30/97:  +119.97%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Summary --
Class C Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $12.34      $11.81         --            $0.117             - 3.35%
1995                        11.81       13.82      $0.245            0.383             +22.67
1996                        13.82       14.75       0.446            0.403             +13.21
1/1/97 -- 11/30/97          14.75       16.89         --             0.285             +16.57
                                             Total $0.691     Total $1.188
                                              Cumulative total return as of 11/30/97:  +56.46%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Summary --
Class D Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94      $12.37       $11.84         --            $0.124             - 3.29%
1995                       11.84        13.90      $0.245            0.445             +23.62
1996                       13.90        14.81       0.446            0.488             +13.66
1/1/97 -- 11/30/97         14.81        16.98         --             0.348             +17.16
                                             Total $0.691     Total $1.405
                                              Cumulative total return as of 11/30/97:  +59.20%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






[GRAPHIC WORM CHART OMITTED: TOTAL RETURN BASED ON A $10,000
INVESTMENT]
Total Return Based on a $10,000 Investment

Plot Points for Global Utility Fund as of November 30, 1997


                                                                      FT Actuaries            FT Actuaries
    Date             Global Utility Fund -   Global Utility Fund      World Index            Utilities Index
                           Class A*                Class B*

 12/28/90**                  $9,600                 $10,000              $10,000                 $10,000
   Nov-91                   $10,640                 $11,005              $11,169                 $11,286
   Nov-92                   $11,709                 $12,017              $11,272                 $12,075
   Nov-93                   $14,262                 $14,524              $13,275                 $14,956
   Nov-94                   $13,564                 $13,711              $14,619                 $14,505
   Nov-95                   $15,781                 $15,820              $17,127                 $17,007
   Nov-96                   $18,612                 $18,521              $20,271                 $18,645
   Nov-97                   $22,269                 $21,997              $22,719                 $23,062


                                                                      FT Actuaries            FT Actuaries
    Date             Global Utility Fund -   Global Utility Fund      World Index            Utilities Index
                           Class C*               Class D*

 10/21/94**                 $10,000                  $9,600              $10,000                 $10,000
   Nov-94                    $9,765                  $9,383               $9,666                  $9,593
   Nov-95                   $11,267                 $10,904              $11,324                 $11,247
   Nov-96                   $13,186                 $12,807              $13,403                 $12,331
   Nov-97                   $15,646                 $15,285              $15,022                 $15,252

 *  Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
 +  ML Global Utility Fund, Inc. invests at least 65% of its total assets in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities issued by domestic and foreign companies in the utilities industries.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States.
+++ This unmanaged market capitilization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's -- Actuaries World Index.
    Past performance is not predictive of future performance.




Average Annual
Total Return

                         % Return Without          % Return With
                           Sales Charge            Sales Charge**
Class A Shares*
Year Ended 9/30/97           +26.59%                  +21.52%
Five Years Ended 9/30/97     +13.23                   +12.31
Inception (12/28/90)
through 9/30/97              +12.95                   +12.27

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                            % Return                 % Return
                          Without CDSC              With CDSC**
Class B Shares*
Year Ended 9/30/97           +25.57%                  +21.57%
Five Years Ended 9/30/97     +12.38                   +12.38
Inception (12/28/90)
through 9/30/97              +12.09                   +12.09

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return                 % Return
                          Without CDSC              With CDSC**
Class C Shares*
Year Ended 9/30/97           +25.56%                  +24.56%
Inception (10/21/94)
through 9/30/97              +15.75                   +15.75

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                        % Return Without            % Return With
                          Sales Charge              Sales Charge**
Class D Shares*
Year Ended 9/30/97           +26.24%                  +21.19%
Inception (10/21/94)
through 9/30/97              +16.41                   +14.80

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Recent
Performance
Results*

                                                                                          12 Month           3 Month
                                     11/30/97          8/31/97          11/30/96          % Change          % Change
Class A Shares                        $16.97           $15.58            $15.09           +15.97%(1)          +8.92%
Class B Shares                         16.93            15.55             15.05           +16.01(1)           +8.87
Class C Shares                         16.89            15.51             15.03           +15.89(1)           +8.90
Class D Shares                         16.98            15.59             15.10           +15.96(1)           +8.92
Class A Shares -- Total Return                                                            +19.65(2)           +9.64(3)
Class B Shares -- Total Return                                                            +18.77(4)           +9.46(5)
Class C Shares -- Total Return                                                            +18.66(6)           +9.47(7)
Class D Shares -- Total Return                                                            +19.35(8)           +9.59(9)

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.446 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.492 per share ordinary income dividends and $0.446 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.369 per share ordinary income dividends and $0.446 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.091 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.370 per share ordinary income dividends and $0.446 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.088 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.454 per share ordinary income dividends and $0.446 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.104 per share ordinary income dividends.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




                                                                     Merrill Lynch Global Utility Fund, Inc., November 30, 1997
SCHEDULE OF INVESTMENTS                                                                                          (in US dollars)

                                              Shares                                                        Value    Percent of
COUNTRY               Industries               Held       Common Stocks & Warrants           Cost         (Note 1a)  Net Assets

Argentina             Telecommunications     200,000     Telecom Argentina STET S.A.
                                                         (ADR) (b)                        $3,770,294     $6,137,500      1.7%
                                             200,000     Telefonica de Argentina S.A.
                                                         (ADR) (b)                         4,140,594      6,612,500      1.9
                                                                                        ------------  -------------   ------
                                                                                           7,910,888     12,750,000      3.6
                      Utilities -- Electric    6,600     Central Costanera S.A. (ADR)
                                                         (b)(d)                              158,400        171,666      0.1
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in
                                                         Argentina                         8,069,288     12,921,666      3.7
                                                                                        ============  =============   ======

Australia             Utilities -- Gas     2,000,000     Australian Gas & Light Co.,
                                                         Ltd.                              5,280,752     13,482,680      3.8
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in
                                                         Australia                         5,280,752     13,482,680      3.8
                                                                                        ============  =============   ======

Austria               Utilities -- Gas        41,820     Energie-Versorgung
                                                         Niederoesterreich AG (EVN)        3,050,014      5,393,085      1.5
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Austria    3,050,014      5,393,085      1.5
                                                                                        ============  =============   ======

Brazil                Telecommunications      45,000     Telecomunicacoes Brasileiras
                                                         S.A. -- Telebras (ADR) (b)        2,176,897      4,696,875      1.3
                      Utilities -- Electric  300,000     Companhia Paranaense de
                                                         Energia (Copel) (ADR) (b)         5,400,000      4,518,750      1.3
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Brazil     7,576,897      9,215,625      2.6
                                                                                        ============  =============   ======

Canada                Telecommunications     140,000     BC Telecom, Inc.                  2,593,297      3,629,848      1.0
                      Utilities -- Electric  369,100     Nova Scotia Power Co.             3,476,309      4,175,457      1.2
                      Utilities -- Gas       200,000     Transcanada Pipeline Co. Ltd.
                                                         (ADR) (b)                         3,147,485      4,175,000      1.2
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Canada     9,217,091     11,980,305      3.4
                                                                                        ============  =============   ======

Chile                 Telecommunications     113,750     Compania de Telefonos de
                                                         Chile S.A. (ADR) (b)              2,101,127      3,078,359      0.9
                      Utilities -- Electric   86,444     Chilgener S.A. (ADR) (b)          2,023,851      2,161,100      0.6
                                             105,600     Distribuidora Chilectra
                                                         Metropolitana S.A. (ADR)
                                                         (b) (d)                           1,309,780      2,635,776      0.7
                                                                                        ------------  -------------   ------
                                                                                           3,333,631      4,796,876      1.3
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Chile      5,434,758      7,875,235      2.2
                                                                                        ============  =============   ======

Denmark               Telecommunications     160,000     Tele Danmark A/S (ADR) (b)        3,764,160      4,780,000      1.4
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Denmark    3,764,160      4,780,000      1.4
                                                                                        ============  =============   ======

France                Utilities -- Water      91,074     Generale des Eaux S.A.            9,841,922     12,035,192      3.4
                                              89,715     Generale des Eaux S.A.
                                                         (Warrants) (a)                            0         54,870      0.0
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks & Warrants
                                                         in France                         9,841,922     12,090,062      3.4
                                                                                        ============  =============   ======

Germany               Telecommunications      24,300     Deutsche Telekom AG                 462,162        492,530      0.1

                      Utilities -- Electric   40,000     RWE Aktiengesellschaft            1,799,334      1,960,540      0.5
                                               4,000     VIAG Aktiengesellschaft           1,764,306      2,032,430      0.6
                                              70,000     Veba Aktiengesellschaft           2,284,445      4,159,202      1.2
                                                                                        ------------  -------------   ------
                                                                                           5,848,085      8,152,172      2.3
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Germany    6,310,247      8,644,702      2.4
                                                                                        ============  =============   ======

Hong Kong             Utilities -- Gas       144,050     The Hong Kong and China Gas
                                                         Co. Ltd. (f)                        178,364        259,036      0.1
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Hong
                                                         Kong                                178,364        259,036      0.1
                                                                                        ============  =============   ======

Indonesia             Telecommunications       5,500     P.T. Indonesian Satellite
                                                         Corp. (Indosat) (ADR) (b)           176,275        123,063      0.0
                                              29,600     P.T. Telekomunikasi Indonesia
                                                         (Persero) (ADR) (b)                 532,800        432,900      0.1
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in
                                                         Indonesia                           709,075        555,963      0.1
                                                                                        ============  =============   ======

Italy                 Telecommunications   3,000,000     Telecom Italia Mobile S.p.A.      2,137,108     12,149,019      3.4
                                           1,505,555     Telecom Italia S.p.A.             2,746,349      9,387,383      2.7
                                           2,891,700     Telecom Italia S.p.A.
                                                         (Registered Non-Convertible)      5,447,174     11,400,728      3.2
                                                                                        ------------  -------------   ------
                                                                                          10,330,631     32,937,130      9.3

                      Utilities -- Gas     1,786,300     Italgas Torino S.p.A.             5,169,953      6,892,659      2.0
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Italy     15,500,584     39,829,789     11.3
                                                                                        ============  =============   ======

Korea                 Utilities -- Electric  178,300     Korea Electric Power Corp.
                                                         (KEPCO) (ADR) (b)                 3,500,925      1,615,844      0.5
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Korea      3,500,925      1,615,844      0.5
                                                                                        ============  =============   ======

Mexico                Telecommunications     105,000     Telefonos de Mexico, S.A. de
                                                         C.V. (ADR) (b)                    5,594,445      5,197,500      1.5
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Mexico     5,594,445      5,197,500      1.5
                                                                                        ============  =============   ======

New Zealand           Telecommunications      56,000     Telecom Corporation of New
                                                         Zealand Ltd. (ADR) (b)            1,230,138      2,296,000      0.7
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in New
                                                         Zealand                           1,230,138      2,296,000      0.7
                                                                                        ============  =============   ======

Peru                  Telecommunications     195,000     Telefonica del Peru S.A.
                                                         (ADR) (b)                         3,997,500      4,095,000      1.2
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Peru       3,997,500      4,095,000      1.2
                                                                                        ============  =============   ======

Philippines           Telecommunications     188,000     Philippine Long Distance
                                                         Telephone Co. (ADR) (b)           4,077,062      4,653,000      1.3
                      Utilities -- Electric   96,330     Manila Electric Co. (MERALCO)
                                                         'B'                                 497,246        336,390      0.1
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in the
                                                         Philippines                       4,574,308      4,989,390      1.4
                                                                                        ============  =============   ======

Portugal              Telecommunications     205,740     Portugal Telecom, S.A. (ADR)
                                                         (b)                               4,576,844      9,438,322      2.7
                      Utilities -- Electric   10,820    +EDP -- Electricidade de
                                                         Portugal, S.A. (ADR) (b)            279,589        391,549      0.1
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in
                                                         Portugal                          4,856,433      9,829,871      2.8
                                                                                        ============  =============   ======

Spain                 Telecommunications     477,300     Telefonica de Espana, S.A.        5,492,570     13,769,809      3.9

                      Utilities -- Electric  519,200     Empresa Nacional de
                                                         Electricidad, S.A. (Endesa)
                                                         (ADR)(b)                          4,566,202      9,735,000      2.8
                                              46,000     HidroElectrica Del Cantabrico,
                                                         S.A.                              1,553,961      2,117,142      0.6
                                             808,500     Iberdrola I, S.A.                 4,998,321     10,333,395      2.9
                                                                                        ------------  -------------   ------
                                                                                          11,118,484     22,185,537      6.3
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in Spain     16,611,054     35,955,346     10.2
                                                                                        ============  =============   ======

Thailand              Utilities -- Electric  332,000     Electricity Generating Company
                                                         of Thailand (EGCOMP)                296,433        640,847      0.2
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in
                                                         Thailand                            296,433        640,847      0.2
                                                                                        ============  =============   ======

United Kingdom        Telecommunications     671,000     British Telecommunications PLC    4,688,465      5,164,549      1.4
                                             100,000     Vodafone Group PLC (ADR) (b)      2,962,040      6,600,000      1.9
                                                                                        ------------  -------------   ------
                                                                                           7,650,505     11,764,549      3.3

                      Utilities -- Electric  208,000     National Power PLC                1,723,671      1,981,023      0.6
                                             370,000     PowerGen PLC                      2,705,142      4,764,012      1.3
                                                                                        ------------  -------------   ------
                                                                                           4,428,813      6,745,035      1.9
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in the
                                                         United Kingdom                   12,079,318     18,509,584      5.2
                                                                                        ============  =============   ======

United States         Telecommunications      46,000     AT&T Corporation                  1,848,510      2,570,250      0.7
                                              70,000     Ameritech Corp.                   2,996,450      5,394,375      1.5
                                              47,616     Bell Atlantic Corporation         2,819,654      4,249,728      1.2
                                              91,800     BellSouth Corp.                   2,702,773      5,026,050      1.4
                                             108,000     Frontier Corp.                    2,193,480      2,646,000      0.8
                                              85,000     GTE Corp.                         3,145,450      4,297,812      1.2
                                              10,046     Lucent Technologies, Inc.           493,515        804,936      0.2
                                              69,900     SBC Communications, Inc.          2,939,711      5,089,594      1.5
                                              68,000     U S West Communications Group     1,895,186      3,072,750      0.9
                                             108,000     WorldCom Corp.                    3,572,937      3,456,000      1.0
                                                                                        ------------  -------------   ------
                                                                                          24,607,666     36,607,495     10.4

                      Utilities -- Electric  156,000     Allegheny Energy, Inc. (c)        4,213,210      4,728,750      1.3
                                              87,200     Boston Edison Co.                 2,722,264      3,052,000      0.9
                                             166,962     CINergy Corp.                     4,045,124      5,948,021      1.7
                                              84,200     Consolidated Edison Co. of
                                                         New York                          2,991,744      3,178,550      0.9
                                             118,900     DTE Energy Co.                    4,092,463      3,901,406      1.1
                                              95,250     Dominion Resources, Inc.          3,965,452      3,702,844      1.0
                                              85,000     Duke Energy Co.                   3,180,276      4,420,000      1.3
                                             283,000     Edison International              6,379,546      7,587,937      2.2
                                             188,300     GPU, Inc.                         5,864,593      7,437,850      2.1
                                              75,200     Houston Industries, Inc.          1,840,708      1,781,300      0.5
                                             184,800     NIPSCO Industries, Inc.           5,394,297      8,650,950      2.5
                                             124,000     New Century Energies Corp.        3,798,642      5,487,000      1.6
                                             106,000     New York State Electric & Gas
                                                         Corp.                             3,787,564      3,259,500      0.9
                                             140,500     PECO Energy Co.                   4,344,731      3,415,906      0.9
                                             183,000     PacifiCorp                        3,657,980      4,266,187      1.2
                                              91,200     Southern Co.                      2,022,770      2,188,800      0.6
                                             100,000     Texas Utilities Holding Co.       3,506,000      4,000,000      1.1
                                                                                        ------------  -------------   ------
                                                                                          65,807,364     77,007,001     21.8

                      Utilities -- Gas       102,500     The Coastal Corp.                 2,726,261      6,002,656      1.7
                                              30,000     K N Energy, Inc.                  1,214,183      1,402,500      0.4
                                             130,000     Keyspan Energy Corporation (e)    3,371,550      4,330,625      1.2
                                             136,000     Questar Corp.                     3,729,821      5,329,500      1.5
                                              74,300     Sonat, Inc.                       2,229,714      3,236,694      0.9
                                                                                        ------------  -------------   ------
                                                                                          13,271,529     20,301,975      5.7
                                                                                        ------------  -------------   ------
                                                         Total Common Stocks in the
                                                         United States                   103,686,559    133,916,471     37.9
                                                                                        ============  =============   ======
                                                         Total Investments in Common
                                                         Stocks & Warrants               231,360,265    344,074,001     97.5
                                                                                        ============  =============   ======


                                               Face
                                              Amount         Short-Term Securities

                      Commercial Paper*     $9,047,000   General Motors Acceptance
                                                         Corp., 5.75% due 12/01/1997       9,044,110      9,044,110      2.6
                                                                                        ------------  -------------   ------
                                                         Total Investments in
                                                         Short-Term Securities             9,044,110      9,044,110      2.6
                                                                                        ============  =============   ======

                      Total Investments                                                 $240,404,375    353,118,111    100.1
                                                                                        ============
                      Liabilities in Excess of Other Assets                                                (412,976)    (0.1)
                                                                                                      -------------   ------
                      Net Assets                                                                       $352,705,135    100.0%
                                                                                                      =============   ======

                    * Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                  (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
                  (b) American Depositary Receipts (ADR).
                  (c) Formerly known as Allegheny Power System, Inc.
                  (d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the
                      Securities Act of 1933.
                  (e) Keyspan Energy Corporation was the result of a merger between Brooklyn Union Gas Co. and Long Island
                      Lighting Co.
                  (f) The Fund's warrants were converted into shares.
                    + Non-income producing security.

                    See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES
                      As of November 30, 1997

Assets:               Investments, at value (identified cost -- $240,404,375) (Note 1a)                           $353,118,111
                      Cash                                                                                               2,050
                      Receivables:
                      Dividends                                                                  $655,665
                      Securities sold                                                              42,749
                      Capital shares sold                                                          42,707              741,121
                                                                                            -------------
                      Prepaid registration fees and other assets (Note 1f)                                              23,044
                                                                                                                 -------------
                      Total assets                                                                                 353,884,326
                                                                                                                 -------------

Liabilities:          Payables:
                      Capital shares redeemed                                                     632,763
                      Distributor (Note 2)                                                        172,869
                      Investment adviser (Note 2)                                                 157,420              963,052
                                                                                            -------------
                      Accrued expenses and other liabilities                                                           216,139
                                                                                                                 -------------
                      Total liabilities                                                                              1,179,191
                                                                                                                 -------------

Net Assets:           Net assets                                                                                  $352,705,135
                                                                                                                 =============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:           authorized                                                                                      $228,746
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                     1,780,852
                      Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        32,480
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        40,835
                      Paid-in capital in excess of par                                                             211,803,197
                      Undistributed investment income -- net                                                           707,132
                      Undistributed realized capital gains on investments and foreign
                      currency transactions  --  net                                                                25,398,877
                      Unrealized appreciation on investments and foreign currency
                      transactions -- net                                                                          112,713,016
                                                                                                                 -------------
                      Net assets                                                                                  $352,705,135
                                                                                                                 =============

Net Asset             Class A -- Based on net assets of $38,825,316 and 2,287,456 shares
Value:                outstanding                                                                                       $16.97
                                                                                                                 =============
                      Class B -- Based on net assets of $301,458,774 and 17,808,519 shares
                      outstanding                                                                                       $16.93
                                                                                                                 =============
                      Class C -- Based on net assets of $5,486,086 and 324,804 shares
                      outstanding                                                                                       $16.89
                                                                                                                 =============
                      Class D -- Based on net assets of $6,934,959 and 408,345 shares
                      outstanding                                                                                       $16.98
                                                                                                                 =============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1997

Investment Income     Dividends (net of $904,012 foreign withholding tax)                                          $13,006,997
(Notes 1d & 1e):      Interest and discount earned                                                                     880,338
                                                                                                                 -------------
                      Total income                                                                                  13,887,335
                                                                                                                 -------------

Expenses:             Account maintenance and distribution fees -- Class B (Note 2)            $2,367,232
                      Investment advisory fees (Note 2)                                         2,188,667
                      Transfer agent fees -- Class B (Note 2)                                     381,042
                      Custodian fees                                                              133,904
                      Printing and shareholder reports                                            109,273
                      Registration fees (Note 1f)                                                  69,787
                      Professional fees                                                            61,516
                      Transfer agent fees -- Class A (Note 2)                                      37,960
                      Account maintenance and distribution fees -- Class C (Note 2)                35,517
                      Accounting services (Note 2)                                                 33,629
                      Directors' fees and expenses                                                 19,467
                      Account maintenance fees -- Class D (Note 2)                                 14,195
                      Transfer agent fees -- Class C (Note 2)                                       5,362
                      Transfer agent fees -- Class D (Note 2)                                       5,273
                      Pricing fees                                                                  2,081
                      Other                                                                         9,442
                                                                                            -------------
                      Total expenses                                                                                 5,474,347
                                                                                                                 -------------
                      Investment income -- net                                                                       8,412,988
                                                                                                                 -------------

Realized &            Realized gain (loss) from:
Unrealized Gain       Investments -- net                                                       25,398,929
(Loss) on             Foreign currency transactions -- net                                       (119,365)          25,279,564
Investments &                                                                               -------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                       29,203,085
(Notes 1b, 1c,        Foreign currency transactions -- net                                          1,975           29,205,060
1e & 3):                                                                                    -------------        -------------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                                  54,484,624
                                                                                                                 -------------
                      Net Increase in Net Assets Resulting from Operations                                         $62,897,612
                                                                                                                 =============

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended November 30,
                       Increase (Decrease) in Net Assets:                                                 1997           1996

Operations:            Investment income -- net                                                        $8,412,988     $11,621,285
                       Realized gain on investments and foreign currency transactions -- net           25,279,564      11,210,157
                       Change in unrealized appreciation/depreciation on investments and foreign
                       currency transactions -- net                                                    29,205,060      41,368,999
                                                                                                    -------------   -------------
                       Net increase in net assets resulting from operations                            62,897,612      64,200,441
                                                                                                    -------------   -------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                         (1,226,228)     (1,619,986)
Shareholders           Class B                                                                         (7,470,524)    (10,429,834)
(Note 1g):             Class C                                                                           (104,297)        (83,508)
                       Class D                                                                           (159,532)        (99,132)
                       Realized gain on investments -- net:
                       Class A                                                                         (1,172,347)       (807,670)
                       Class B                                                                         (9,833,032)     (6,874,204)
                       Class C                                                                            (98,232)        (38,876)
                       Class D                                                                           (130,954)        (29,790)
                                                                                                    -------------   -------------
                       Net decrease in net assets resulting from dividends and distributions to
                       shareholders                                                                   (20,195,146)    (19,983,000)
                                                                                                    -------------   -------------

Capital Share          Net decrease in net assets derived from capital share transactions             (73,229,623)    (90,445,913)
Transactions                                                                                        -------------   -------------
(Note 4):

Net Assets:            Total decrease in net assets                                                   (30,527,157)    (46,228,472)
                       Beginning of year                                                              383,232,292     429,460,764
                                                                                                    -------------   -------------
                       End of year*                                                                  $352,705,135    $383,232,292
                                                                                                    =============   =============

                     * Undistributed investment income -- net (Note 1h)                                  $707,132      $1,373,289
                                                                                                    =============   =============

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                    Class A
                     from information provided in the financial statements.
                                                                                      For the Year Ended November 30,
                                                                          1997++       1996++       1995         1994        1993

Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year                 $15.09       $13.52       $12.08       $13.22      $11.23
Operating                                                           ----------   ----------   ----------   ----------  ----------
Performance:         Investment income  -- net                             .47          .50          .51          .94         .40
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                  2.35         1.84         1.42        (1.57)       2.01
                                                                    ----------   ----------   ----------   ----------  ----------
                     Total from investment operations                     2.82         2.34         1.93         (.63)       2.41
                                                                    ----------   ----------   ----------   ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                             (.49)        (.53)        (.49)        (.47)       (.41)
                     Realized gain on investments -- net                  (.45)        (.24)          --         (.04)       (.01)
                                                                    ----------   ----------   ----------   ----------  ----------
                     Total dividends and distributions                    (.94)        (.77)        (.49)        (.51)       (.42)
                                                                    ----------   ----------   ----------   ----------  ----------
                     Net asset value, end of year                       $16.97       $15.09       $13.52       $12.08      $13.22
                                                                    ==========   ==========   ==========   ==========  ==========

Total Investment     Based on net asset value per share                  19.65%       17.94%       16.34%       (4.89%)     21.80%
Return:**                                                           ==========   ==========   ==========   ==========  ==========

Ratios to Average    Expenses                                              .82%         .84%         .91%         .86%        .82%
Net Assets:                                                         ==========   ==========   ==========   ==========  ==========
                     Investment income -- net                             2.98%        3.51%        3.73%        3.58%       3.57%
                                                                    ==========   ==========   ==========   ==========  ==========

Supplemental         Net assets, end of year (in thousands)            $38,825      $40,055      $44,775      $56,659     $81,718
Data:                                                               ==========   ==========   ==========   ==========  ==========
                     Portfolio turnover                                   6.23%        5.03%        2.92%       17.02%       8.92%
                                                                    ==========   ==========   ==========   ==========  ==========
                     Average commission rate paid+++++                  $.0234       $.0328           --           --          --
                                                                    ==========   ==========   ==========   ==========  ==========


                     The following per share data and ratios have been derived                    Class B
                     from information provided in the financial statements.
                                                                                      For the Year Ended November 30,
                                                                          1997++       1996++       1995         1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year                 $15.05       $13.47       $12.04       $13.17      $11.20
Operating                                                           ----------   ----------   ----------   ----------  ----------
Performance:         Investment income -- net                              .35          .39          .38          .74         .33
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                  2.35         1.84         1.44        (1.46)       1.98
                                                                    ----------   ----------   ----------   ----------  ----------
                     Total from investment operations                     2.70         2.23         1.82         (.72)       2.31
                                                                    ----------   ----------   ----------   ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                             (.37)        (.41)        (.39)        (.37)       (.33)
                     Realized gain on investments -- net                  (.45)        (.24)          --         (.04)       (.01)
                                                                    ----------   ----------   ----------   ----------  ----------
                     Total dividends and distributions                    (.82)        (.65)        (.39)        (.41)       (.34)
                                                                    ----------   ----------   ----------   ----------  ----------
                     Net asset value, end of year                       $16.93       $15.05       $13.47       $12.04      $13.17
                                                                    ==========   ==========   ==========   ==========  ==========

Total Investment     Based on net asset value per share                  18.77%       17.07%       15.38%       (5.60%)     20.86%
Return:**                                                           ==========   ==========   ==========   ==========  ==========

Ratios to Average    Expenses                                             1.59%        1.61%        1.68%        1.63%       1.59%
Net Assets:                                                         ==========   ==========   ==========   ==========  ==========
                     Investment income -- net                             2.22%        2.74%        2.95%        2.82%       2.81%
                                                                    ==========   ==========   ==========   ==========  ==========

Supplemental         Net assets, end of year (in thousands)           $301,459     $335,487     $381,098     $459,185    $596,455
Data:                                                               ==========   ==========   ==========   ==========  ==========
                     Portfolio turnover                                   6.23%        5.03%        2.92%       17.02%       8.92%
                                                                    ==========   ==========   ==========   ==========  ==========
                     Average commission rate paid+++++                  $.0234       $.0328           --           --          --
                                                                    ==========   ==========   ==========   ==========  ==========


                                                                                                 Class C
                                                                                                                       For the
                                                                                                                       Period
                     The following per share data and ratios have been derived                                         Oct. 21,
                     from information provided in the financial statements.                                            1994+ to
                                                                                      For the Year Ended Nov. 30,      Nov. 30,
                                                                                  1997++       1996++       1995         1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                       $15.03       $13.46       $12.05       $12.34
Operating                                                                   ----------   ----------   ----------   ----------
Performance:         Investment income -- net                                      .33          .38          .39          .01
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions -- net                     2.35         1.84         1.43         (.30)
                                                                            ----------   ----------   ----------   ----------
                     Total from investment operations                             2.68         2.22         1.82         (.29)
                                                                            ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income --  net                                    (.37)        (.41)        (.41)          --
                     Realized gain on investments -- net                          (.45)        (.24)          --           --
                                                                            ----------   ----------   ----------   ----------
                     Total dividends and distributions                            (.82)        (.65)        (.41)          --
                                                                            ----------   ----------   ----------   ----------
                     Net asset value, end of period                             $16.89       $15.03       $13.46       $12.05
                                                                            ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share                          18.66%       17.03%       15.38%       (2.35%)++++
Return:**                                                                   ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                                     1.63%        1.66%        1.73%        1.60%*
Net Assets:                                                                 ==========   ==========   ==========   ==========
                     Investment income -- net                                     2.07%        2.65%        2.85%        3.01%*
                                                                            ==========   ==========   ==========   ==========

Supplemental         Net assets, end of period (in thousands)                   $5,486       $3,325       $2,072         $445
Data:                                                                       ==========   ==========   ==========   ==========
                     Portfolio turnover                                           6.23%        5.03%        2.92%       17.02%
                                                                            ==========   ==========   ==========   ==========
                     Average commission rate paid+++++                          $.0234       $.0328           --           --
                                                                            ==========   ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                     Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.

                                                                                                 Class D
                                                                                                                      For the
                                                                                                                      Period
                     The following per share data and ratios have been derived                                        Oct. 21,
                     from information provided in the financial statements.                                          1994+ to
                                                                                      For the Year Ended Nov. 30,     Nov. 30,
                                                                                  1997++       1996++       1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                       $15.10       $13.55       $12.09       $12.37
Operating                                                                   ----------   ----------   ----------   ----------
Performance:         Investment income  --  net                                    .43          .50          .52          .02
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions  --  net                       2.35         1.79         1.40         (.30)
                                                                            ----------   ----------   ----------   ----------
                     Total from investment operations                             2.78         2.29         1.92         (.28)
                                                                            ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income --  net                                    (.45)        (.50)        (.46)          --
                     Realized gain on investments  --  net                        (.45)        (.24)          --           --
                                                                            ----------   ----------   ----------   ----------
                     Total dividends and distributions                            (.90)        (.74)        (.46)          --
                                                                            ----------   ----------   ----------   ----------
                     Net asset value, end of period                             $16.98       $15.10       $13.55       $12.09
                                                                            ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share                          19.35%       17.45%       16.21%       (2.26%)++++
Return:**                                                                   ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                                     1.06%        1.07%        1.15%        1.08%*
Net Assets:                                                                 ==========   ==========   ==========   ==========
                     Investment income  --  net                                   2.70%        3.30%        3.36%        3.25%*
                                                                            ==========   ==========   ==========   ==========

Supplemental         Net assets, end of period (in thousands)                   $6,935       $4,365       $1,516         $239
Data:                                                                       ==========   ==========   ==========   ==========
                     Portfolio turnover                                           6.23%        5.03%        2.92%       17.02%
                                                                            ==========   ==========   ==========   ==========
                     Average commission rate paid+++++                          $.0234       $.0328           --           --
                                                                            ==========   ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                     Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.




            Merrill Lynch Global Utility Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $118,564 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account                Distribution
                     Maintenance Fee                 Fee

Class B                   0.25%                     0.50%
Class C                   0.25%                     0.55%
Class D                   0.25%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          MLFD                      MLPF&S

Class A                   $311                      $4,006
Class D                 $1,670                     $11,122

For the year ended November 30, 1997, MLPF&S received contingent deferred sales charges of $414,164 and $1,002, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $29,245 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $22,273,321 and $109,629,246, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                      Realized            Unrealized
                                       Gains                Gains
                                     (Losses)             (Losses)

Long-term investments               $25,398,929        $112,713,736
Foreign currency transactions          (119,365)               (720)
                                   ------------        ------------
Total                               $25,279,564        $112,713,016
                                   ============        ============

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $112,713,736, of which $118,277,878 related to appreciated securities and $5,564,142 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $240,404,375.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $73,229,623 and $90,445,913 for the years ended November 30, 1997 and November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                Dollar
Ended November 30, 1997                    Shares          Amount

Shares sold                                153,463      $2,379,323
Shares issued to shareholders
in reinvestment of dividends
and distributions                          129,136       1,920,920
                                      ------------    ------------
Total issued                               282,599       4,300,243
Shares redeemed                           (649,437)    (10,126,477)
                                      ------------    ------------
Net decrease                              (366,838)    $(5,826,234)
                                      ============    ============

Class A Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                178,410      $2,530,252
Shares issued to shareholders
in reinvestment of dividends
and distributions                          135,223       1,872,625
                                      ------------    ------------
Total issued                               313,633       4,402,877
Shares redeemed                           (971,846)    (13,721,257)
                                      ------------    ------------
Net decrease                              (658,213)    $(9,318,380)
                                      ============    ============

Class B Shares for the Year                                Dollar
Ended November 30, 1997                    Shares          Amount

Shares sold                                742,021     $11,572,951
Shares issued to shareholders
in reinvestment of dividends
and distributions                          907,341      13,394,936
                                      ------------    ------------
Total issued                             1,649,362      24,967,887
Automatic conversion of shares            (116,073)     (1,799,482)
Shares redeemed                         (6,016,308)    (94,007,577)
                                      ------------    ------------
Net decrease                            (4,483,019)   $(70,839,172)
                                      ============    ============

Class B Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                              1,480,280     $20,727,309
Shares issued to shareholders
in reinvestment of dividends
and distributions                          975,884      13,460,853
                                      ------------    ------------
Total issued                             2,456,164      34,188,162
Automatic conversioin of shares           (110,150)     (1,536,242)
Shares redeemed                         (8,345,774)   (117,187,340)
                                      ------------    ------------
Net decrease                            (5,999,760)   $(84,535,420)
                                      ============    ============

Class C Shares for the Year                                Dollar
Ended November 30, 1997                    Shares          Amount

Shares sold                                203,432      $3,216,009
Shares issued to shareholders
in reinvestment of dividends
and distributions                           11,912         178,063
                                      ------------    ------------
Total issued                               215,344       3,394,072
Shares redeemed                           (111,820)     (1,799,829)
                                      ------------    ------------
Net increase                               103,524      $1,594,243
                                      ============    ============

Class C Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                116,923      $1,634,417
Shares issued to shareholders
in reinvestment of dividends
and distributions                            7,871         109,069
                                      ------------    ------------
Total issued                               124,794       1,743,486
Shares redeemed                            (57,428)       (802,893)
                                      ------------    ------------
Net increase                                67,366        $940,593
                                      ============    ============

Class D Shares for the Year                                Dollar
Ended November 30, 1997                    Shares          Amount

Shares sold                                240,150      $3,891,095
Automatic conversion of shares             115,735       1,799,482
Shares issued to shareholders
in reinvestment of dividends
and distributions                           16,802         252,302
                                      ------------    ------------
Total issued                               372,687       5,942,879
Shares redeemed                           (253,415)     (4,101,339)
                                      ------------    ------------
Net increase                               119,272      $1,841,540
                                      ============    ============

Class D Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                              1,906,770     $26,889,122
Automatic conversion of shares             109,766       1,536,242
Shares issued to shareholders
in reinvestment of dividends
and distributions                            7,595         106,392
                                      ------------    ------------
Total issued                             2,024,131      28,531,756
Shares redeemed                         (1,846,953)    (26,064,462)
                                      ------------    ------------
Net increase                               177,178      $2,467,294
                                      ============    ============

5. Subsequent Event:
On December 1, 1997, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.053353 per Class A Share, $.032182 per Class B Share, $.030114 per Class C Share, $.046512 per Class D Share and a long-term capital gains distribution in the amount of $1.235641 per share for each of the four classes, payable on December 29, 1997 to shareholders of record as of December 18, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Utility Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1998




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes the distributions paid by Merrill Lynch Global Utility Fund, Inc. to all classes of shares during the fiscal year ended November 30, 1997:

                                Domestic           Domestic                                              Foreign
Record          Payable        Qualifying       Non-Qualifying   Foreign Source       Total         Withholding Taxes
Date             Date       Ordinary Income        Income            Income      Ordinary Income       (Per Share)
12/13/96       12/23/96          84.32%            5.44%             10.24%            100%             $.005328
 4/03/97        4/11/97          70.65%            3.49%             25.86%            100%             $.008626
 7/01/97        7/10/97          70.65%            3.49%             25.86%            100%             $.013341
10/06/97       10/14/97          70.65%            3.49%             25.86%            100%             $.010142

In addition, the Fund paid a long-term capital gain distribution of $.446232 per share to shareholders of record on
December 13, 1996.

Please retain this information for your records.




PORTFOLIO INFORMATION (unaudited)

Worldwide
Investments as of
11/30/97

Ten Largest Holdings                                    Percent of
(Equity Investments)                                    Net Assets

Telefonica de Espana, S.A.                                 3.9%
Australian Gas & Light Co., Ltd.                           3.8
Generale des Eaux S.A.                                     3.4
Telecom Italia S.p.A. (Registered Non-Convertible)         3.4
Telecom Italia Mobile S.p.A.                               3.2
Iberdrola I, S.A.                                          2.9
Empresa Nacional de Electricidad, S.A. (Endesa)
  (ADR)                                                    2.8
Portugal Telecom, S.A. (ADR)                               2.7
Telecom Italia S.p.A.                                      2.7
NIPSCO Industries, Inc.                                    2.5

Deletion (Equity Investments)
TelecomAsia Corporation Public Co., Ltd. PLC (ADR)